UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Annual report 8|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Annual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio managers	4

Performance snapshot	4

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Summary of dividend reinvestment plans	16

Trustee approval of management contract	18

Financial statements	23

Federal tax information	62

Shareholder meeting results	63

About the Trustees	64

Officers	66

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than by the government. Moreover, high-yield corporates and convertibles can offer greater returns than do other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have below-investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies' fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible bonds and notes pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increase(s) or decrease(s).

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam's global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company's business. The fund's portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

Putnam High Income Securities Fund has held securities from a variety of sectors and industries.

1988

Navistar International

Manufacturer of trucks and engines

1998

Ohm

Mechanical and electrical power systems for commercial, industrial, and institutional facilities

2001

EchoStar DBS

Direct broadcast satellite (DBS) television products and services

2007

Schering-Plough

Global science-based health-care company

2009

ON Semiconductor

Global supplier of semiconductor technologies

2015

Bank of America

U.S.-based banking and financial services company

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 25–49.

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund's performance at market price typically differs from its results at NAV.

Putnam High Income Securities Fund

Net asset value
Market price
Price per share
12
11
10
9
8
7
6
5
4
7/87
7/92
7/97
7/02
7/07
7/12
8/16

2 High Income Securities Fund

High Income Securities Fund 3

Interview with your fund’s portfolio managers

What was the market environment like for high-yield bonds and convertible securities during the 12-month reporting period ended August 31, 2016?

Rob: High-yield bonds faced headwinds in the first half of the reporting period, with falling oil prices, an economic slowdown in China, and credit worries about the high-yield market weighing on the asset class — particularly for sectors linked to oil and other commodities. During these months, higher-quality bonds outpaced lower-quality bonds, reflecting a greater risk aversion on the part of investors. As a result, high-yield credit spreads, or the yield advantage high-yield bonds offer over comparable-maturity U.S. Treasuries, rose considerably during this time frame.

By the middle of February 2016, the macroeconomic outlook began to improve. Strengthening oil prices, stimulus measures by the Chinese government, and diminished expectations of U.S. interest-rate hikes

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index. The BofA Merrill Lynch Speculative Grade U.S. Convertible Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund. The blended benchmark was previously shown as two individual indexes.

4	High Income Securities Fund

eased investor concerns and contributed to an inflection point for higher-risk assets. Credit spreads began to tighten, indicating that investors were more comfortable taking on risk. The upturn in the high-yield market accelerated during the spring months, with the rally in March and April representing the largest consecutive-month advance for the asset class since 2009. However, the United Kingdom’s surprise vote on June 23 to leave the European Union, commonly known as “Brexit,” sent global markets into a tailspin before rebounding within days as investors took comfort from pledges by central banks to support liquidity. The momentum continued in the closing months of the reporting period, as the higher-risk credit markets moved higher amid accommodative monetary policy announcements.

Eric: Given their correlation with high-yield bonds, convertible securities generally followed a similar path as the high-yield market during the reporting period as risk tolerances shifted — struggling when market conditions became more challenging and rallying when riskier assets were back in vogue. More economically sensitive, lower-quality securities in both asset classes strongly outperformed in the second half of the reporting period, with energy and technology securities in particular erasing most of the losses from the first half of the reporting period.

However, convertible securities also tend to be highly correlated with stocks, given their conversion feature, or embedded equity option, that allows them to be converted into a preset number of shares of the issuing company’s stock. This hybrid feature allows them to harness the potential for equity-like returns from their underlying equity securities while capturing some degree of support from their fixed-income attributes over longer periods of time. So we were not surprised to see convertible securities sell off more than high-yield bonds in the first half and rebound more strongly in the second half of the reporting period.

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

High Income Securities Fund	5

The fund delivered solid positive results, outperforming its Lipper peer group average but underperforming its benchmark, which is an equal-weighted blend of the JPMorgan Developed High Yield Index and the BofA Merrill Lynch Speculative Grade U.S. Convertible Index. What contributed to the fund’s performance during the period?

Eric: The convertibles sleeve of the portfolio had positive absolute performance for the reporting period. Security selection and overweight positioning in financials was the largest contributor to fund performance relative to the BofA Merrill Lynch Speculative Grade U.S. Convertible Index [the convertibles index], as financials rallied strongly during the last six months of the reporting period. Security selection and an underweight position within consumer cyclicals relative to the convertibles index also aided performance — particularly an underweight allocation to Tesla, which struggled in the aftermath of the company’s weak earnings in the fourth quarter of 2015.

Rob: The fixed-income sleeve of the portfolio also had positive absolute performance for the reporting period. An overweight allocation and security selection within telecommunications relative to the JPMorgan Developed High Yield Index [the high-yield index] was the largest relative contributor to returns, particularly positioning in Sprint, Windstream, and T-Mobile, as lower-quality securities strongly outperformed significantly in the second half of the reporting period. Overweight allocations

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Income Securities Fund

to the industrials and housing sectors also augmented performance relative to the high-yield index. While, at the issuer level, the fund’s overweight positions in commodity-sensitive names, including SM Energy and AES, also added to results.

What strategies detracted from the fund’s benchmark-relative performance?

Eric: An underweight allocation and security selection within the technology sector was the largest detractor from performance relative to the convertibles index. With the technology sector staging a comeback during the last six months of the reporting period, underweight positioning in NVIDIA, Microchip Technology, and SanDisk, which tend to be more volatile than the overall market, were among the largest relative detractors at the security level. [SanDisk was no longer held in the portfolio at period-end.] An overweight allocation and security selection within the health-care sector also held back performance, especially in the fall of 2015 when critical comments about drug pricing from Hillary Clinton contributed to the underperformance of biotechnology companies — particularly those that have relied on price increases to boost profitability

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

High Income Securities Fund	7

in recent years. At the issuer level, the fund’s position in Allergan, which was not held in the convertibles index, was most disappointing. New Treasury Department rules that block the movement of U.S. corporate addresses overseas to limit tax liabilities ultimately caused the Allergan and Pfizer merger discussions to dissolve, and the convertible security’s price declined sharply on the news.

Rob: The greatest detractor relative to the high-yield index was an underweight position in technology, as the sector performed well during the second half of the reporting period. An underweight allocation to the energy sector weighed on relative performance given the recovery in commodity prices. At the issuer level, positioning in Intelsat, Avaya, and Chesapeake Energy negatively influenced relative performance.

What is your outlook for the coming months?

Rob: I believe fundamentals in the high-yield market are fairly solid. Most issuers appear to be in reasonably good shape from a credit perspective, especially when viewed in light of a backdrop that I expect will include continued growth in the U.S. economy. In the second calendar quarter of 2016, defaults within the asset class began to slow as a result of improvements in the challenged energy and metals sectors. At the close of the reporting period on August 31, 2016, year-to-date issuance was below where it was one year ago, which is helping to support prices in the secondary market. Given the upward

This chart shows how the fund’s weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	High Income Securities Fund

price movement in high-yield bonds in the year-to-date period through August, spreads have tightened, suggesting that valuations were not as attractive as they were earlier in 2016. While high-yield bonds are likely, in our view, to see continued demand from yield-hungry investors, I also believe that macroeconomic and geopolitical factors may continue to drive volatility in the markets for the foreseeable future.

Eric: Given the sensitivity of convertibles to their underlying equities, the asset class has performed well in recent months, despite volatility associated with the Brexit vote. We believe it is much too early to know the longer-term impact of Brexit. As we get closer to the presidential election in November, I would not be surprised to see investor risk appetites becoming more muted. However, in the final months of the reporting period, there was a revival of the new-issue convertibles market, resulting in what we consider attractively priced new securities that have thus far traded well in the after-market.

Diminished expectations for near-term Federal Reserve interest-rate hikes and increased expectations for a more gradual pace of future hikes have helped to support convertible bond prices so far in 2016. If interest rates slowly start to rise, I believe that convertible securities’ naturally shorter duration should support the asset class as it has historically performed well in hiking cycles and rising rate markets.

Thanks for your time and for bringing us up to date, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

High Income Securities Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from San Diego State University. Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from the Wharton School at the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times , President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

10 High Income Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/16

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.61%	8.27%

10 years	83.23	91.83
Annual average	6.24	6.73

5 years	41.29	29.92
Annual average	7.16	5.37

3 years	16.01	20.85
Annual average	5.07	6.52

1 year	7.53	14.96

Performance assumes reinvestment of distributions and does not account for taxes.

Performance is shown net of expenses.

Comparative index returns For periods ended 8/31/16

	Fund’s blended benchmark
	(50% JPMorgan Developed
	High Yield Index/50% BofA	Lipper Convertible Securities
	Merrill Lynch Speculative	Funds (closed-end)
	Grade U.S. Convertible Index)	category average*

Annual average
Life of fund (since 7/9/87)	—†	8.15%

10 years	105.81%	68.81
Annual average	7.48	5.33

5 years	48.14	43.95
Annual average	8.18	7.53

3 years	17.92	13.90
Annual average	5.65	4.40

1 year	8.48	4.38

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/16, there were 13, 11, 11, 9, and 2 funds, respectively, in this Lipper category.

† The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index. The BofA Merrill Lynch Speculative Grade U.S. Convertible Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

High Income Securities Fund	11

Fund price and distribution information For the 12-month period ended 8/31/16

Distributions

Number	12

Income	$0.3708

Capital gains	—

Total	$0.3708

Share value	NAV	Market price

8/31/15	$8.67	$7.33

8/31/16	8.92	8.02

Current rate (end of period)	NAV	Market price

Current dividend rate*	4.16%	4.62%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.60%	8.26%

10 years	81.89	88.14
Annual average	6.16	6.52

5 years	49.63	41.12
Annual average	8.39	7.13

3 years	13.83	17.81
Annual average	4.41	5.61

1 year	11.23	19.47

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12 High Income Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

BofA Merrill Lynch Speculative Grade U.S. Convertible Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Income Securities Fund 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 High Income Securities Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

High Income Securities Fund 15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

16 High Income Securities Fund

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

High Income Securities Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

18 High Income Securities Fund

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the

High Income Securities Fund 19

Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong,

20 High Income Securities Fund

were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 11, 11 and 11 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their

High Income Securities Fund 21

continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

22 High Income Securities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Income Securities Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2016 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2016

24 High Income Securities Fund

The fund’s portfolio 8/31/16

CORPORATE BONDS AND NOTES (41.3%)*	Principal amount	Value

Basic materials (4.6%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 6/1/23	$105,000	$105,525

Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	10,000	9,500

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	35,000	32,638

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	65,000	77,513

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	100,000	108,250

ArcelorMittal SA sr. unsec. unsub. notes 8.00%,
10/15/39 (France)	10,000	10,750

Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 10/1/23	150,000	161,250

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	120,000	142,200

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	125,000	127,500

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10.75%, 8/15/23	150,000	170,250

Builders FirstSource, Inc. 144A company guaranty sr. unsub.
notes 5.625%, 9/1/24	110,000	111,925

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	115,000	131,171

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	70,000	66,981

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	80,000	76,800

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	80,000	76,600

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	55,000	56,100

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	65,000	56,550

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	125,000	110,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	55,000	55,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	110,000	106,975

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	10,000	8,725

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9.50%, 2/1/23	175,000	200,375

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/20	160,000	166,600

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	55,000	58,575

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	150,000	150,000

High Income Securities Fund 25

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	$30,000	$30,975

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	95,000	104,500

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	125,000	139,375

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7.50%, 6/1/20	55,000	57,200

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	125,000	130,000

Mercer International, Inc. company guaranty sr. unsec. notes
7.00%, 12/1/19 (Canada)	60,000	61,950

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	60,000	61,800

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	45,000	46,688

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	145,000	154,606

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	105,000	109,200

Novelis, Inc. company guaranty sr. unsec. notes
8.75%, 12/15/20	185,000	193,788

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	15,000	16,538

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	200,000	199,500

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	30,000	31,838

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	80,000	86,600

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	75,000	85,875

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	100,000	106,875

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	40,000	42,800

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	35,000	36,750

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7.50%, 11/20/25 (Ireland)	85,000	101,681

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	135,000	142,425

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	80,000	84,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	10,000	10,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 10/1/21	20,000	20,800

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	16,800

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	25,000	27,000

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	180,000	154,800

26 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Basic materials cont.
Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	$20,000	$18,100

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	60,000	53,850

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	85,000	88,613

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	100,000	103,500

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	20,000	20,975

USG Corp. 144A company guaranty sr. unsec. notes
5.50%, 3/1/25	100,000	108,500

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	140,000	128,800

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	175,000	189,000

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	85,000	90,950

5,435,205
Capital goods (3.7%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	325,000	340,031

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7.75%, 11/15/19	105,000	118,913

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	80,000	80,400

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	145,000	147,175

Ardagh Packaging Finance PLC/Ardagh Holdings USA,
Inc. 144A company guaranty sr. unsec. notes 7.25%,
5/15/24 (Ireland)	200,000	213,000

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6.50%, 6/15/23 (Canada)	95,000	97,316

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	85,000	88,613

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	80,000	81,200

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	45,000	47,700

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	55,000	57,200

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	35,000	35,854

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)	130,000	130,325

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	150,000	165,000

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	73,125

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7.75%, 12/15/20 (Luxembourg)	65,000	67,844

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	350,000	334,688

High Income Securities Fund 27

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Capital goods cont.
KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22	$190,000	$199,405

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	160,000	220,319

Manitowoc Foodservice, Inc. 144A sr. unsec. notes
9.50%, 2/15/24	200,000	226,000

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	135,000	135,000

Moog, Inc. 144A company guaranty sr. unsec. notes
5.25%, 12/1/22	130,000	133,900

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	105,000	110,250

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	55,000	57,613

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8.25%, 2/15/21 (New Zealand)	205,000	213,200

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. unsec.
unsub. notes 7.00%, 7/15/24	100,000	107,125

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	95,000	101,175

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	45,000	46,350

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	50,000	51,550

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	190,000	198,075

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	85,000	90,153

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	65,000	67,438

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	70,000	71,400

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.75%, 4/29/25	150,000	159,188

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.50%, 4/29/22	150,000	158,625

4,425,150
Communication services (5.2%)
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	400,000	424,443

Cablevision Systems Corp. sr. unsec. unsub. notes
8.625%, 9/15/17	140,000	148,785

Cablevision Systems Corp. sr. unsec. unsub. notes
8.00%, 4/15/20	35,000	37,275

Cablevision Systems Corp. sr. unsec. unsub. notes
7.75%, 4/15/18	40,000	42,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6.625%, 1/31/22	35,000	36,838

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5.25%, 9/30/22	50,000	52,500

28 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.		Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		$65,000	$68,819

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		160,000	172,000

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26		35,000	37,450

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23		125,000	131,524

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23		5,000	5,263

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20		25,000	26,625

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		240,000	242,100

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		70,000	70,788

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		245,000	238,414

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		50,000	53,563

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		200,000	183,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		80,000	78,900

Frontier Communications Corp. sr. unsec. notes
11.00%, 9/15/25		110,000	118,800

Frontier Communications Corp. sr. unsec. notes
10.50%, 9/15/22		205,000	223,066

Frontier Communications Corp. sr. unsec. notes
8.875%, 9/15/20		40,000	43,600

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21		10,000	9,753

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24		30,000	28,500

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)		80,000	60,200

Intelsat Jackson Holdings SA company guaranty sr. unsec.
unsub. bonds 6.625%, 12/15/22 (Bermuda)		6,000	5,160

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		25,000	7,375

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8.125%, 6/1/23 (Luxembourg)		35,000	10,369

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22		100,000	104,500

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 1/15/21		40,000	41,500

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 1/15/24		45,000	47,194

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 8/15/22		90,000	94,064

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		25,000	26,406

Quebecor Media, Inc. 144A sr. unsec. notes 7.375%,
1/15/21 (Canada)	CAD	75,000	59,407

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25		$65,000	70,328

High Income Securities Fund 29

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Communication services cont.
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	$200,000	$206,500

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	200,000	203,000

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	260,000	234,000

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	60,000	59,250

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17	80,000	83,321

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	115,000	126,644

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	275,000	267,297

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	265,000	262,019

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	140,000	149,800

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	220,000	236,500

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	165,000	172,425

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	40,000	42,402

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	25,000	27,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	45,000	47,475

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464%, 4/28/19	45,000	45,900

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	125,000	132,344

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)	195,000	204,750

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	180,000	175,050

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	120,000	126,300

Wind Acquisition Finance SA 144A company guaranty notes
7.375%, 4/23/21 (Luxembourg)	200,000	206,000

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	185,000	168,119

6,177,305
Consumer cyclicals (8.3%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.875%, 2/15/22	70,000	72,100

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	65,000	66,630

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	105,000	110,775

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	145,000	128,598

30 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10.625%, 7/15/17	$61,000	$61,000

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	100,000	55,500

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	75,000	81,000

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26	35,000	37,275

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6.50%, 12/15/20 (Canada)	100,000	102,750

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	85,000	85,531

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	140,000	153,650

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	59,400

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9.125%, 5/1/19	80,000	83,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	60,000	62,250

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	65,000	67,275

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	65,000	66,625

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	190,000	191,425

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	330,000	345,675

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	160,000	162,200

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	65,000	63,863

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	45,000	48,375

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7.00%, 8/1/23	125,000	131,875

EMI Music Publishing Group North America Holdings, Inc. 144A
sr. unsec. notes 7.625%, 6/15/24	95,000	103,550

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19	100,000	104,625

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)	200,000	206,300

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	20,000	21,294

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21	70,000	71,143

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	70,000	71,354

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 11/1/20	140,000	149,800

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5.375%, 4/15/26	50,000	54,625

High Income Securities Fund 31

CORPORATE BONDS AND NOTES (41.3%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6.625%, 7/25/22 (Canada)	CAD	170,000	$134,818

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.625%, 5/15/24		$70,000	73,238

Hilton Escrow Issuer, LLC/Hilton Escrow Issuer Corp. 144A sr.
sub. notes 4.25%, 9/1/24		20,000	20,388

Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21		220,000	231,000

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		130,000	105,138

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		95,000	99,156

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		60,000	64,575

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		20,000	19,900

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23		25,000	26,085

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		80,000	76,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8.125%, 3/15/19		165,000	165,000

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21		95,000	109,725

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22		50,000	55,750

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		75,000	78,750

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		45,000	47,925

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25		15,000	16,200

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24		35,000	37,538

Lennar Corp. company guaranty sr. unsec. notes 4.50%, 6/15/19		125,000	131,250

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		125,000	131,563

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21		70,000	75,110

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22		30,000	31,725

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		110,000	116,600

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)		135,000	133,313

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20		20,000	21,400

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19		70,000	79,188

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21		65,000	72,963

Mustang Merger Corp. 144A sr. unsec. notes 8.50%, 8/15/21		25,000	26,125

32 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	$69,000	$56,580

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	120,000

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	175,000	142,188

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.00%, 10/15/21	60,000	51,342

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	105,000	107,100

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	190,000	198,075

Nortek, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/21	155,000	162,363

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	90,000	96,300

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	55,000	58,575

Penn National Gaming, Inc. sr. unsec. sub. notes
5.875%, 11/1/21	140,000	145,600

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 10/1/22	160,000	166,000

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 5/15/26	60,000	60,037

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 12/1/24	70,000	71,225

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	135,000	157,208

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	90,000	96,300

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	45,000	45,675

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	110,000	112,888

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	140,000	144,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12.125%, 9/1/18	160,000	164,800

Sabre GLBL, Inc. 144A company guaranty sr. notes
5.375%, 4/15/23	130,000	134,388

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	360,000	333,000

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	35,000	26,075

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	95,000	100,938

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	225,000	234,360

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6.00%, 7/15/24	70,000	74,900

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5.25%, 1/15/21	175,000	181,125

High Income Securities Fund 33

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	$65,000	$70,444

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	5,000	5,350

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.375%, 11/15/20	10,000	10,388

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 12/15/24	110,000	118,663

Standard Industries, Inc. 144A sr. unsec. notes
5.375%, 11/15/24	160,000	170,200

Standard Industries, Inc./NJ 144A sr. unsec. notes
5.125%, 2/15/21	15,000	15,844

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6.375%, 6/1/21	180,000	180,450

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	35,000	35,963

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	45,000	46,069

Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5.50%, 6/15/26	55,000	57,448

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 4/1/23	35,000	35,263

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	125,000	127,813

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	30,000	30,900

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	105,000	109,725

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8.50%, 5/15/21	88,000	91,520

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	85,000	87,338

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	95,000	95,119

9,730,525
Consumer staples (1.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6.00%, 4/1/22 (Canada)	230,000	240,638

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)	45,000	46,519

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	200,000	210,250

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	85,000	73,525

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	180,000	180,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes
11.00%, 3/15/21	195,000	201,825

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	115,000	133,400

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	90,000	95,400

34 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 6/1/21 (Brazil)	$135,000	$139,725

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 6/1/21 (Brazil)	35,000	36,225

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8.25%, 2/1/20 (Brazil)	40,000	41,600

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26	90,000	95,625

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.00%, 6/1/24	90,000	94,385

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10.25%, 1/1/18	20,000	20,350

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	55,000	56,788

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	90,000	93,263

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	165,000	168,713

Revlon Escrow Corp. 144A sr. unsec. notes 6.25%, 8/1/24	50,000	52,000

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	150,000	161,937

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	26,575	14,218

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	130,000	146,575

2,302,961
Energy (4.4%)
Anadarko Petroleum Corp. sr. unsec. unsub. notes
5.55%, 3/15/26	60,000	66,364

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	50,000	50,125

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	65,000	64,188

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/21	90,000	90,113

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	45,000	41,625

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 4/1/21	70,000	65,625

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.625%, 6/1/24 (Canada)	85,000	68,850

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.125%, 6/1/21 (Canada)	15,000	12,525

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	205,000	138,375

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	145,000	154,821

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	55,000	44,772

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	178,000	169,545

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	140,000	144,550

High Income Securities Fund 35

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5.50%, 10/1/22	$50,000	$51,750

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	25,000	22,563

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	90,000	87,075

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	80,000	75,400

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	85,000	62,263

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	132,000	135,630

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	130,000	159,521

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6.375%, 6/15/23	15,000	8,213

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	260,000	169,000

Halcon Resources Corp. company guaranty sr. unsec. notes
9.75%, 7/15/20 (In default) †	40,000	9,900

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8.875%, 5/15/21 (In default) †	235,000	55,813

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	60,000	57,000

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	65,000	75,465

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	105,000	107,888

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	30,000	7,050

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	175,000	176,750

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	134,000	57,620

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10.375%, 2/15/17 (Canada) F	45,000	2

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	45,000	42,084

MEG Energy Corp. 144A company guaranty sr. unsec. notes
7.00%, 3/31/24 (Canada)	80,000	64,400

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.50%, 3/15/21 (Canada)	75,000	61,500

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	80,000	83,660

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	210,000	217,875

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	65,000	65,325

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	50,000	46,125

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	225,000	209,250

Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	155,000	157,325

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	50,000	45,500

36 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	$25,000	$23,000

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	230,000	242,075

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	85,000	90,950

Samson Investment Co. company guaranty sr. unsec. notes
9.75%, 2/15/20 (In default) †	245,000	9,800

SandRidge Energy, Inc. 144A company guaranty notes 8.75%,
6/1/20 (In default) †	130,000	51,025

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	65,000	66,788

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8.25%, 5/15/20 (Canada)	120,000	127,650

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F	105,000	11

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6.625%, 11/15/19 F	115,000	12

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	75,000	74,250

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	65,000	59,394

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	85,000	82,450

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	95,000	92,388

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †	30,000	8,100

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6.75%, 7/15/22 (In default) †	55,000	13,200

Unit Corp. company guaranty sr. unsec. sub. notes
6.625%, 5/15/21	30,000	24,900

Western Gas Partners LP sr. unsec. unsub. notes 4.65%, 7/1/26	35,000	36,204

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	20,000	17,900

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	95,000	87,875

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	71,000	82,715

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	35,000	36,391

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	60,000	61,444

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4.875%, 5/15/23	195,000	196,950

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	65,000	66,747

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	245,000	238,263

5,213,907
Financials (4.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	105,000	103,425

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	175,000	219,188

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	60,000	69,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	50,000	57,500

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	90,000	94,388

High Income Securities Fund 37

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	$120,000	$127,650

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	65,000	72,231

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	100,000	131,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	55,000	57,750

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	50,000	54,505

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919%, perpetual maturity (Spain)	105,000	106,181

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	50,000	53,952

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	75,000	79,213

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	45,000	45,999

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	65,000	68,900

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20	80,000	85,500

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	100,000	106,000

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	185,000	195,869

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95%,
perpetual maturity	25,000	25,453

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	125,000	69,375

CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	155,000	153,838

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	50,000	51,000

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	110,000	110,550

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	85,000	53,550

Dresdner Funding Trust I 144A jr. unsec. sub. notes
8.151%, 6/30/31	110,000	130,708

E*Trade Financial Corp. sr. unsec. unsub. notes
5.375%, 11/15/22	90,000	96,638

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	105,000	109,331

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	60,000	59,981

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15%, 11/15/66	50,000	19,500

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8.125%, 7/15/19 ‡‡	70,000	68,250

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	155,000	158,488

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	215,000	206,669

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	95,000	88,706

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	80,000	86,800

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	60,000	67,650

38 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Financials cont.
iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	$5,000	$5,006

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37	75,000	87,000

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	249,000	253,046

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	45,000	48,825

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R	50,000	54,875

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	100,000	100,750

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	130,000	123,825

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5.875%, 3/15/22	110,000	114,675

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	135,000	141,750

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	90,000	94,388

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	170,000	167,450

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	265,000	316,344

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	35,000	38,238

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7.75%, 10/1/21	30,000	31,500

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	125,000	129,375

Springleaf Finance Corp. sr. unsec. unsub. notes
5.25%, 12/15/19	30,000	30,675

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	90,000	85,500

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8.50%, 9/15/18	170,000	133,238

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	100,000	104,500

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	125,000	127,500

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	120,000	124,035

5,597,233
Health care (4.0%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6.125%, 3/15/21	155,000	161,200

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5.125%, 7/1/22	75,000	74,813

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	210,000	206,588

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	110,000	119,900

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	35,000	37,231

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	110,000	114,263

High Income Securities Fund 39

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Health care cont.
CHS/Community Health Systems, Inc. company guaranty sr.
notes 5.125%, 8/1/21	$150,000	$147,938

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	120,000	99,600

Concordia International Corp. 144A company guaranty sr.
unsec. notes 7.00%, 4/15/23 (Canada)	175,000	135,188

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22	165,000	147,675

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	135,000	143,462

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	100,000	90,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)	210,000	190,575

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	125,000	127,813

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	100,000	106,875

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	275,000	302,500

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	65,000	66,869

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	30,000	34,125

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	35,000	36,050

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6.375%, 8/1/23	135,000	141,413

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10.50%, 11/1/18	180,000	184,500

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	110,000	118,800

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	122,813

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	45,000	47,363

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.375%, 11/15/22	75,000	77,250

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	85,000	88,932

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	110,000	115,093

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	255,000	273,488

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	110,000	114,959

Tenet Healthcare Corp. company guaranty sr. bonds
4.50%, 4/1/21	40,000	40,380

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	60,000	60,206

Tenet Healthcare Corp. company guaranty sr. FRN
4.153%, 6/15/20	110,000	110,138

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	225,000	239,625

40 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes
4.75%, 6/1/20	$25,000	$25,625

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	140,000	147,875

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	115,000	109,825

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	100,000	87,875

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	110,000	96,800

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	9,025

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	55,000	47,988

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	105,000	98,963

4,702,101
Technology (1.8%)
Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	150,000	39,000

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	285,000	212,325

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	75,000	79,594

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	45,000	48,751

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	25,000	29,134

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	130,000	138,604

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
unsec. notes 5.875%, 6/15/21	90,000	95,161

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	165,000	172,838

First Data Corp. 144A notes 5.75%, 1/15/24	120,000	122,850

First Data Corp. 144A sr. notes 5.375%, 8/15/23	105,000	108,938

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
6.00%, 1/15/22	70,000	73,780

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	85,000	79,688

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	160,000	162,200

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	60,000	63,331

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	105,000	112,088

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	45,000	47,813

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5.875%, 2/15/22	105,000	106,050

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	60,000	66,150

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	170,000	176,800

High Income Securities Fund 41

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9.125%, 1/15/19	$90,000	$59,400

Zebra Technologies Corp. sr. unsec. unsub. bonds
7.25%, 10/15/22	145,000	157,325

Transportation (0.3%)		2,151,820
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23	135,000	131,963

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6.375%, 4/1/23	250,000	250,625

382,588
Utilities and power (2.4%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	45,000	52,988

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	270,000	278,100

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	45,000	45,450

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	145,000	166,388

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	55,000	60,100

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	225,000	224,156

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	30,000	31,425

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	25,000	26,344

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	95,000	102,222

DPL, Inc. sr. unsec. sub. notes 6.50%, 10/15/16	12,000	12,029

Dynegy, Inc. company guaranty sr. unsec. notes
7.375%, 11/1/22	10,000	9,875

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	180,000	184,500

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	80,000	78,400

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8.625%, 1/15/22	40,000	49,889

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	107,000	117,165

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	45,000	46,125

GenOn Americas Generation, LLC sr. unsec. notes
9.125%, 5/1/31	100,000	80,500

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	95,000	66,975

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 7.25%, 10/1/20	90,000	93,263

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	30,000	31,013

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	325,000	338,813

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	120,000	120,224

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	85,000	88,273

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	55,000	58,475

42 High Income Securities Fund

CORPORATE BONDS AND NOTES (41.3%)* cont.	Principal amount	Value

Utilities and power cont.
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	$140,000	$153,695

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	75,000	77,607

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	80,000	80,917

Southern Star Central Corp. 144A sr. unsec. notes
5.125%, 7/15/22	130,000	130,325

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11.50%, 10/1/20 (In default) †	60,000	19,500

		2,824,736

Total corporate bonds and notes (cost $48,922,539)		$48,943,531

CONVERTIBLE BONDS AND NOTES (31.2%)*	Principal amount	Value

Basic materials (0.3%)
Cemex SAB de CV cv. unsec. sub. notes 3.75%,
3/15/18 (Mexico)	$355,000	$410,469

410,469
Capital goods (0.5%)
Dycom Industries, Inc. 144A cv. sr. unsec. sub. notes
0.75%, 9/15/21	535,000	586,828

586,828
Communication services (1.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8.25%, 12/1/40	199,000	207,084

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	1,055,000	1,100,497

Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default) † F	1,160,000	116

1,307,697
Communications equipment (0.8%)
Ciena Corp. cv. sr. unsec. notes 4.00%, 12/15/20	618,000	822,326

Novatel Wireless, Inc. cv. sr. unsec. unsub. notes 5.50%, 6/15/20	169,000	153,790

976,116
Computers (1.2%)
Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	274,000	225,194

Brocade Communications Systems, Inc. cv. company guaranty
sr. unsec. notes 1.375%, 1/1/20	365,000	354,734

Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	435,000	500,522

Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	410,000	380,275

1,460,725
Consumer cyclicals (5.8%)
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 5/15/18	480,000	609,300

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 8/1/32	365,000	390,550

Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	535,000	652,700

Liberty Interactive, LLC cv. sr. unsec. notes 3.50%, 1/15/31	890,000	468,363

Liberty Interactive, LLC 144A cv. sr. unsec. bonds
1.75%, 9/30/46	845,000	876,688

Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.25%, 9/30/46	549,000	563,754

High Income Securities Fund 43

CONVERTIBLE BONDS AND NOTES (31.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2.875%, 7/15/19	$815,000	$945,400

Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	644,000	447,983

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	570,000	872,813

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	1,170,000	1,001,081

6,828,632
Consumer staples (0.7%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2.50%, 1/15/19	585,000	841,224

841,224
Electronics (6.1%)
Microchip Technology, Inc. cv. sr. unsec. sub. bonds
1.625%, 2/15/25	1,265,000	1,627,897

Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	890,000	794,325

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E,
1.625%, 2/15/33	765,000	1,218,741

NVIDIA Corp. cv. sr. unsec. bonds 1.00%, 12/1/18	860,000	2,616,013

ON Semiconductor Corp. cv. company guaranty sr. unsec.
unsub. notes 1.00%, 12/1/20	515,000	501,159

TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	398,000	496,754

7,254,889
Energy (2.1%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2.25%, 12/15/38	1,255,000	1,138,913

Energy XXI, Ltd. cv. sr. unsec. bonds 3.00%, 12/15/18 (acquired various dates from 11/19/13 to 1/24/14, cost $446,469)
(In default) †ΔΔ	451,000	2,537

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3.00%, 11/15/28	621,000	511,161

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1.75%, 3/1/17 (In default) †	840,000	441,000

Trico Marine Services, Inc. cv. sr. unsec. notes 3.00%, 1/15/27
(In default) † F	500,000	13,750

Whiting Petroleum Corp. cv. company guaranty sr. unsec.
unsub. notes 1.25%, 4/1/20 (acquired 5/18/16, cost
$375,067) ΔΔ	500,000	395,313

2,502,674
Financials (2.6%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	511,000	555,713

Radian Group, Inc. cv. sr. unsec. notes 2.25%, 3/1/19	410,000	537,869

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	1,051,000	1,183,032

TCP Capital Corp. cv. sr. unsec. bonds 5.25%, 12/15/19	827,000	861,631

3,138,245
Health care (4.2%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2.75%, 6/15/18	720,000	718,650

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/17 (China) (In default) † F	763,000	61,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/15/16 (China) (In default) † F	445,000	31,150

HealthSouth Corp. cv. sr. unsec. sub. notes 2.00%, 12/1/43	709,000	835,291

44 High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (31.2%)* cont.	Principal amount	Value

Health care cont.
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18) 3/1/42 ††	$880,000	$1,200,650

Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	845,000	740,431

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	951,000	962,888

Medidata Solutions, Inc. cv. sr. unsec. notes 1.00%, 8/1/18	370,000	433,825

4,983,925
Semiconductor (1.2%)
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	223,000	365,999

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	370,000	1,016,113

1,382,112
Software (0.9%)
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5.25%, 5/15/18	970,000	1,012,438

1,012,438
Technology services (2.6%)
j2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	570,000	674,738

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	650,000	835,250

Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	405,000	373,106

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 12/1/18	1,130,000	1,158,250

3,041,344
Transportation (1.1%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2.25%, 6/1/22	319,000	296,072

Echo Global Logistics, Inc. cv. sr. unsec. notes 2.50%, 5/1/20	385,000	390,294

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes
2.375%, 7/1/19	747,000	608,805

		1,295,171

Total convertible bonds and notes (cost $37,021,936)		$37,022,489

CONVERTIBLE PREFERRED STOCKS (22.5%)*	Shares	Value

Basic materials (0.6%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	20,158	$693,560

Smurfit-Stone Container Corp. escrow zero % cv. pfd. F	65,720	657

694,217
Capital goods (0.6%)
Belden, Inc. $6.75 cv. pfd. †	6,351	681,081

681,081
Communication services (4.6%)
American Tower Corp. $5.50 cv. pfd. R	12,285	1,344,440

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	21,872	1,100,435

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	7,164	807,454

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	7,485	676,457

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	19,014	1,470,733

5,399,519
Consumer cyclicals (2.6%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	37,550	944,030

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)	15,943	1,058,217

Stanley Black & Decker, Inc. $6.25 cv. pfd.	8,385	1,060,703

		3,062,950

High Income Securities Fund 45

CONVERTIBLE PREFERRED STOCKS (22.5%)* cont.	Shares	Value

Consumer staples (1.1%)
Tyson Foods, Inc. $2.375 cv. pfd.	16,257	$1,347,218

1,347,218
Energy (0.8%)
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	610	26,230

Hess Corp. $2.00 cv. pfd.	8,160	539,702

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	11,845	381,409

947,341
Financials (7.7%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	22,100	772,810

AMG Capital Trust II $2.575 cv. pfd.	14,140	760,909

Banc of California, Inc. $4.00 cv. pfd.	8,217	832,957

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,718	2,113,140

EPR Properties Ser. C, $1.438 cv. pfd. R	37,670	1,142,460

iStar, Inc. $2.25 cv. pfd. R	7,445	372,324

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	12,175	614,472

Mandatory Exchangeable Trust 144A $5.75 cv. pfd. †	3,671	442,245

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	960	1,296,000

Welltower, Inc. Ser. I, $3.25 cv. pfd. R	12,177	842,496

9,189,813
Health care (2.8%)
Allergan PLC Ser. A, 5.50% cv. pfd.	2,280	1,898,465

Anthem, Inc. $2.63 cv. pfd.	12,115	522,399

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)	1,012	863,236

3,284,100
Utilities and power (1.7%)
Dominion Resources, Inc. Ser. A, $3.375 cv. pfd. †	16,078	815,315

Dynegy, Inc. $7.00 cv. pfd. †	3,046	261,865

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	55,555

Exelon Corp. $3.25 cv. pfd.	18,828	895,460

		2,028,195

Total convertible preferred stocks (cost $24,790,507)		$26,634,434

COMMON STOCKS (0.9%)*	Shares	Value

ACC Claims Holding, LLC Class A (Units) † F	199,505	$1,197

Ally Financial, Inc.	6,580	131,863

Berry Plastics Group, Inc. †	2,720	123,461

Boise Cascade Co. †	3,297	86,513

CIT Group, Inc.	1,606	59,229

Eldorado Resorts, Inc. †	4,445	62,052

Gaming and Leisure Properties, Inc. R	2,520	86,209

General Motors Co.	1,650	52,668

Gulfport Energy Corp. †	3,340	95,524

Live Nation Entertainment, Inc. †	3,615	96,593

Lone Pine Resources Canada, Ltd. (Canada) † F	5,612	56

Lone Pine Resources, Inc. Class A (Canada) † F	5,612	56

Milagro Oil & Gas, Inc. (Units) † F	39	24,603

Penn National Gaming, Inc. †	6,025	85,435

Rite Aid Corp. †	4,760	35,843

46 High Income Securities Fund

COMMON STOCKS (0.9%)* cont.	Shares	Value

Service Corp. International/US	3,110	$82,228

Seventy Seven Energy, Inc. †	3,931	68,989

Total common stocks (cost $1,056,384)		$1,092,519

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	$203,234	$215,429

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	44,663	44,886

Total senior loans (cost $245,398)		$260,315

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Seventy Seven Energy, Inc. F	8/1/21	$23.82	905	$4,299

Total warrants (cost $3,620)				$4,299

SHORT-TERM INVESTMENTS (3.5%)*	Shares	Value

Putnam Short Term Investment Fund 0.44% L	4,152,662	$4,152,662

Total short-term investments (cost $4,152,662)		$4,152,662

TOTAL INVESTMENTS

Total investments (cost $116,193,046)		$118,110,249

Key to holding’s currency abbreviations
CAD	Canadian Dollar
USD/$	United States Dollar

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $118,529,983.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $397,850, or 0.3% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

High Income Securities Fund 47

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $5,454 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $682,437)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	$227,012	$251,838	$(24,826)

	British Pound	Sell	9/21/16	227,012	246,384	19,372

State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/19/16	130,579	132,287	1,708

WestPac Banking Corp.
	Canadian Dollar	Sell	10/19/16	51,255	51,928	673

Total						$(3,073)

48 High Income Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$86,513	$—	$—

Capital goods	123,461	—	—

Communication services	—	—	1,197

Consumer cyclicals	296,748	—	—

Consumer staples	35,843	—	—

Energy	164,513	—	24,715

Financials	277,301	—	—

Health care	82,228	—	—

Total common stocks	1,066,607	—	25,912
Convertible bonds and notes	—	36,916,433	106,056

Convertible preferred stocks	921,111	25,712,666	657

Corporate bonds and notes	—	48,943,506	25

Senior loans	—	260,315	—

Warrants	—	—	4,299

Short-term investments	4,152,662	—	—

Totals by level	$6,140,380	$111,832,920	$136,949

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,073)	$—

Totals by level	$—	$(3,073)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Transfers between Level 1 and Level 2 during the reporting period, totaling $1,993,132, are the result of changing to a pricing service as the source for the securities prices. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 49

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $112,040,384)	$113,957,587
Affiliated issuers (identified cost $4,152,662) (Note 5)	4,152,662

Dividends, interest and other receivables	1,258,106

Receivable for investments sold	177,800

Unrealized appreciation on forward currency contracts (Note 1)	21,753

Total assets	119,567,908

LIABILITIES

Payable for investments purchased	68,672

Payable for shares of the fund repurchased	85,843

Payable for compensation of Manager (Note 2)	210,138

Payable for custodian fees (Note 2)	10,398

Payable for investor servicing fees (Note 2)	9,795

Payable for Trustee compensation and expenses (Note 2)	92,484

Payable for administrative services (Note 2)	449

Payable for auditing and tax fees	92,776

Distributions payable to shareholders	410,889

Unrealized depreciation on forward currency contracts (Note 1)	24,826

Other accrued expenses	31,655

Total liabilities	1,037,925

Net assets	$118,529,983

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$135,975,168

Undistributed net investment income (Note 1)	800,699

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(20,159,999)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,914,115

Total — Representing net assets applicable to capital shares outstanding	$118,529,983

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($118,529,983 divided by 13,286,033 shares)	$8.92

The accompanying notes are an integral part of these financial statements.

50 High Income Securities Fund

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Interest (including interest income of $16,264 from investments in affiliated issuers) (Note 5)	$4,301,340

Dividends (net of foreign tax of $9,977)	1,616,209

Total investment income	5,917,549

EXPENSES

Compensation of Manager (Note 2)	814,170

Investor servicing fees (Note 2)	58,088

Custodian fees (Note 2)	20,425

Trustee compensation and expenses (Note 2)	10,029

Administrative services (Note 2)	3,263

Auditing and tax fees	93,497

Other	93,957

Total expenses	1,093,429
Expense reduction (Note 2)	(34)

Net expenses	1,093,395

Net investment income	4,824,154

Net realized loss on investments (Notes 1 and 3)	(5,061,036)

Net increase from payments by affiliates (Note 2)	63

Net realized gain on foreign currency transactions (Note 1)	17,476

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(10,114)

Net unrealized appreciation of investments during the year	6,876,085

Net gain on investments	1,822,474

Net increase in net assets resulting from operations	$6,646,628

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 51

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$4,824,154	$5,403,371

Net realized gain (loss) on investments
and foreign currency transactions	(5,043,497)	4,831,680

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,865,971	(19,326,431)

Net increase (decrease) in net assets resulting
from operations	6,646,628	(9,091,380)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(5,117,836)	(5,647,300)

Decrease from capital share transactions (Note 4)	(10,025,545)	(9,893,490)

Total decrease in net assets	(8,496,753)	(24,632,170)

NET ASSETS

Beginning of year	127,026,736	151,658,906

End of year (including undistributed net investment income
of $800,699 and $515,521, respectively)	$118,529,983	$127,026,736

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	14,648,291	15,867,867

Shares repurchased (Note 4)	(1,362,258)	(1,219,576)

Shares outstanding at end of year	13,286,033	14,648,291

The accompanying notes are an integral part of these financial statements.

52 High Income Securities Fund

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

Net asset value, beginning of period	$8.67	$9.56	$8.76	$8.21	$8.12

Investment operations:

Net investment income (loss) a	.35	.35	.36	.44	.49

Net realized and unrealized
gain (loss) on investments	.17	(.95)	.82	.56	.13

Total from investment operations	.52	(.60)	1.18	1.00	.62
Less distributions:

From net investment income	(.37)	(.37)	(.43)	(.48)	(.53)

Total distributions	(.37)	(.37)	(.43)	(.48)	(.53)

Increase from shares repurchased	.10	.08	.05	.03	—

Net asset value, end of period	$8.92	$8.67	$9.56	$8.76	$8.21

Market price, end of period	$8.02	$7.33	$8.61	$7.68	$8.27

Total return at market price (%) b	14.96	(10.87)	17.94	(1.44)	9.08

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$118,530	$127,027	$151,659	$145,549	$141,003

Ratio of expenses to average
net assets (%) c	.94	.90	.94	.90	.93

Ratio of net investment income
(loss) to average net assets (%)	4.15	3.86	3.91	5.10	6.04

Portfolio turnover (%)	26	35	41	48	36

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment. c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2).

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 53

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on

54 High Income Securities Fund

the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

High Income Securities Fund 55

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,454 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

56 High Income Securities Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2016, the fund had a capital loss carryover of $15,103,651 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$580,164	$591,975	$1,172,139	*

13,931,512	N/A	13,931,512	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $4,268,672 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $578,860 to increase undistributed net investment income and $578,860 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,011,199
Unrealized depreciation	(8,881,667)

Net unrealized appreciation	1,129,532
Undistributed ordinary income	1,285,609
Capital loss carryforward	(15,103,651)
Post-October capital loss deferral	(4,268,672)
Cost for federal income tax purposes	$116,980,717

High Income Securities Fund 57

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average	0.430%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.420%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $500 million of average	0.410%	of the next $5 billion of average
	net assets,		net assets,

0.500%	of the next $5 billion of average	0.400%	of the next $5 billion of average
	net assets,		net assets,

0.475%	of the next $5 billion of average	0.390%	of the next $5 billion of average
	net assets,		net assets,

0.455%	of the next $5 billion of average	0.380%	of the next $8.5 billion of average
	net assets,		net assets and

0.440%	of the next $5 billion of average	0.370%	of any excess thereafter.
	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.70% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $63 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $34 under the expense offset arrangements and were not reduced under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $85, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

58 High Income Securities Fund

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$29,517,322	$37,853,840

U.S. government securities (Long-term)	—	—

Total	$29,517,322	$37,853,840

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repur chase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,362,258 common shares for an aggregate purchase price of $10,025,545, which reflects a weighted-average discount from net asset value per share of 12.06%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 419 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $3,737 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$3,016,424	$23,149,499	$22,013,261	$16,264	$4,152,662

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

High Income Securities Fund 59

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$460,000

Warrants (number of warrants)	200

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$21,753	Payables	$24,826

Equity contracts	Investments	4,299	Payables	—

Total		$26,052		$24,826

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$18,099	$18,099

Total	$18,099	$18,099

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(10,158)	$(10,158)

Equity contracts	679	—	$679

Total	$679	$(10,158)	$(9,479)

60 High Income Securities Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$19,372	$1,708	$673	$21,753

Total Assets	$19,372	$1,708	$673	$21,753

Liabilities:

Forward currency contracts#	$24,826	$—	$—	$24,826

Total Liabilities	$24,826	$—	$—	$24,826

Total Financial and Derivative Net Assets	$(5,454)	$1,708	$673	$(3,073)

Total collateral received (pledged)†##	$—	$—	$—

Net amount	$(5,454)	$1,708	$673

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

High Income Securities Fund 61

Federal tax information (Unaudited)

The fund designated 13.39% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 15.19%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

62 High Income Securities Fund

Shareholder meeting results (Unaudited)

April 29, 2016 annual meeting

At the meeting, a proposal to fix the number of Trustees at thirteen was approved, as follows:

Votes for	Votes against	Abstentions

11,729,851	338,863	312,062

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	11,214,091	1,166,688

Ravi Akhoury	11,216,399	1,164,381

Barbara M. Baumann	11,293,223	1,087,557

Jameson A. Baxter	11,255,584	1,125,196

Robert J. Darretta	11,283,249	1,097,531

Katinka Domotorffy	11,224,031	1,156,748

John A. Hill	11,278,646	1,102,133

Paul L. Joskow	11,262,807	1,117,973

Kenneth R. Leibler	11,286,833	1,093,947

Robert E. Patterson	11,275,181	1,105,598

George Putnam, III	11,262,274	1,118,506

Robert L. Reynolds	11,295,478	1,085,302

W. Thomas Stephens	11,279,450	1,101,329

At the meeting, a proposal to convert the fund from closed-end to open-end status was not approved, as follows:

Votes for	Votes against	Abstentions

1,308,148	5,328,391	244,385

All tabulations are rounded to the nearest whole number.

High Income Securities Fund 63

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

64 High Income Securities Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Income Securities Fund 65

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

66 High Income Securities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

High Income Securities Fund 67

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

68 High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN710
302483 10/16

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2016	$76,328	$—	$17,078	$—
August 31, 2015	$74,100	$—	$17,581	$—

For the fiscal years ended August 31, 2016 and August 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $576,831 and $697,257 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2016	$—	$559,753	$—	$—

August 31, 2015	$—	$679,676	$—	$—

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund's Board of Trustees is composed of the following persons:

Robert J. Darretta (Chairperson)

Ravi Akhoury

Robert E. Patterson

John A. Hill

Barbara M. Baumann

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items under the funds' “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan's performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company's net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a<b> case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund's proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 29, 2016

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds' proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio Leaders	Joined Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam Management 2000 — Present	Portfolio Manager
Robert Salvin	2004	Putnam Management 2000 — Present	Portfolio Manager

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Erik Harthun	6	$1,351,000,000	2	$34,600,000	3	$39,200,000
Robert Salvin	14	$3,996,000,000	19	$2,808,000,000	10	$2,175,700,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	$1,000,001 and over

Harthun, Eric N.	2016	*
	2015	*
Salvin, Robert L.	2016			*
	2015				*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 — September 30, 2015	186,788	$7.32	186,788	316,232
October 1 — October 7, 2015	—	—	—	316,232
October 8 — October 31, 2015	135,925	$7.49	135,925	1,310,225
November 1 — November 30, 2015	200,049	$7.39	200,049	1,110,176
December 1 — December 31, 2015	168,566	$7.34	168,566	941,610
January 1 — January 31, 2016	94,798	$6.88	94,798	846,812
February 1 — February 28, 2016	116,949	$6.79	116,949	729,863
March 1 — March 31, 2016	129,984	$7.34	129,984	599,879
April 1 — April 30, 2016	114,568	$7.50	114,568	485,311
May 1 — May 31, 2016	95,341	$7.59	95,341	389,970
June 1 — June 30, 2016	23,520	$7.70	23,520	366,450
July 1 — July 31, 2016	28,852	$7.94	28,852	337,598
August 1 — August 31, 2016	66,918	$7.96	66,918	270,680

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2014, which was in effect between October 8, 2014 and October 7, 2015, allowed the fund to repurchase up to 1,571,697 of its shares. The program renewed by the Board in September 2015, which is in effect between October 8, 2015 and October 7, 2016, allows the fund to repurchase up to 1,446,150 of its shares.

**	Information prior to October 7, 2015 is based on the total number of shares eligible for repurchase under the program, as amended through September 2014. Information from October 8, 2015 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2015.

In September 2016, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016)

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016